SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission
Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

WHITE ELECTRONIC DESIGNS CORPORATION

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee computed per Exchange Act Rules 14a-6(i) (1) and 0-11
☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

WHITE ELECTRONIC DESIGNS CORPORATION
3601 East University Drive
Phoenix, Arizona 85034

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
VOTING RIGHTS AND SOLICITATION
ELECTION OF DIRECTORS
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S FEES AND SERVICES
EXECUTIVE COMPENSATION
REPORT OF THE COMPENSATION COMMITTEE
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
STOCK PRICE PERFORMANCE GRAPH
AUDIT COMMITTEE REPORT
PRINCIPAL SHAREHOLDERS AND SECURITY OWNERSHIP BY MANAGEMENT
CERTAIN TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER MATTERS
SHAREHOLDER PROPOSALS FOR 2006 ANNUAL MEETING

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on March 10, 2005

To the Shareholders of White Electronic Designs Corporation:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of White Electronic Designs Corporation, an Indiana corporation (“Corporation”), will be held at the headquarters of White Electronic Designs Corporation, 3601 East University Drive, Phoenix, Arizona 85034, on March 10, 2005, at 11:00 A.M., Mountain Standard time, for the following purposes:

1.	To elect six directors of the Corporation;

2.	To ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm of the Corporation and its subsidiary for the fiscal year ending October 1, 2005.

3.	To transact such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on January 21, 2005, as the record date for the determination of shareholders that are entitled to notice of and to vote at the meeting, or any adjournments thereof. We cordially invite you to attend the Annual Meeting.

By Order of the Board of Directors

ROGER A. DERSE
Secretary

Phoenix, Arizona
February 4, 2005

YOUR VOTE IS IMPORTANT

YOU ARE URGED TO SPECIFY YOUR CHOICES, DATE AND SIGN THE ACCOMPANYING PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

WHITE ELECTRONIC DESIGNS CORPORATION
3601 E. University Drive
Phoenix, Arizona 85034

PROXY STATEMENT

for
ANNUAL MEETING OF SHAREHOLDERS
March 10, 2005

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (“Board”) of White Electronic Designs Corporation, an Indiana corporation (the “Corporation”), to be used at the Annual Meeting of Shareholders of the Corporation, to be held at the offices of White Electronic Designs Corporation, 3601 East University Drive, Phoenix, Arizona 85034, on March 10, 2005, at 11:00 A.M., Mountain Standard time, and at any adjournments thereof, pursuant to the accompanying Notice of Annual Meeting of Shareholders. These proxy materials were first mailed on or about February 4, 2005, to all of the Corporation’s shareholders entitled to vote at the Annual Meeting of Shareholders.

VOTING RIGHTS AND SOLICITATION

Voting

     You are requested to complete, date and sign the accompanying proxy and return it promptly to the Corporation in the enclosed envelope. The Board has fixed the close of business on January 21, 2005, as the record date for the determination of shareholders that are entitled to notice of and to vote at the Annual Meeting. On the record date, there were approximately 24,435,546 outstanding shares of the Corporation’s Common Stock, stated value $0.10 per share (“Common Stock”). Each shareholder of record on January 21, 2005 is entitled to one vote for each share of Common Stock held by such shareholder on that date. A majority of the outstanding shares of the Common Stock must be present or represented by proxy at the Annual Meeting in order to have a quorum. Directors of the Corporation are elected by a plurality of the votes cast by the shares present in person or by proxy at the Annual Meeting and entitled to vote. For any other matter that may properly come before the meeting, approval is obtained if the votes cast in favor exceed the votes cast in opposition.

     Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections appointed for the meeting and such Inspector will determine whether or not a quorum is present. The Inspector of Elections will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the shareholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter. Accordingly, abstentions and broker non-votes will have no effect on any matter voted upon at the Annual Meeting.

Proxies

     Whether or not you are able to attend the Annual Meeting, you are urged to vote your proxy, which is solicited by the Corporation’s Board of Directors and which will be voted as you direct on your proxy when properly completed. In the event that no directions are specified, such proxies will be voted FOR the nominees of the Board of Directors (Proposal 1), FOR the ratification of the Corporation’s independent registered public accounting firm (Proposal 2), and in the discretion of the proxy holders, as to other matters that may properly come before the Annual Meeting. The proxy may be revoked at any time before it is voted by (i) delivering written notice to the Secretary of the Corporation prior to the start of the meeting, (ii) duly executing and delivering a proxy bearing a later date, or (iii) attending the meeting and voting in person.

Solicitation of Proxies

     The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting and the enclosed proxy will be borne by the Corporation. In addition to the solicitation of proxies by use of the mails, the Corporation may use the services of some of its officers and regular employees (who will receive no additional compensation therefore) to solicit proxies personally and by telephone. The Corporation also will use its stock transfer agent, American Stock Transfer and Trust Corporation, to assist in the solicitation at an additional cost of approximately $15,000. The Corporation will request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy materials to their principals and to request authority for the execution of proxies, and will reimburse such persons for their expenses in so doing.

PROPOSAL 1

ELECTION OF DIRECTORS

     Six directors of the Corporation will be elected to the Board at the Annual Meeting. Each director will be elected to serve in accordance with the By-Laws of the Corporation until the next annual meeting of shareholders and until his successor is duly elected and qualified. Directors are elected by a plurality of the votes cast, meaning that the six persons who receive the largest number of the votes cast for the election of directors will be elected directors, assuming there is a quorum present. The Corporation’s Board of Directors is presently comprised of six members.

Nominees for Election as Directors

     It is the intention of the proxy holders to vote the enclosed proxy for election as directors the following persons: Thomas M. Reahard, Hamid R. Shokrgozar, Thomas J. Toy, Edward A. White, Jack A. Henry, and Paul D. Quadros. Each of Messrs. Reahard, Shokrgozar, Toy, White, Henry and Quadros have previously been elected to the Board by the shareholders. The Board has no reason to believe that any of the nominees will not be available for election as a director. However, should any of them become unwilling or unable to accept election, it is intended that the individuals named in the enclosed proxy may vote for the election of such other person or persons as the Board may recommend.

Business Experience

     Set forth below is certain information concerning the nominees for election to the Board.

Name and Age	Biographical Information
Thomas M. Reahard (52)	Thomas M. Reahard has served on our Board since November 1995 and currently serves as the Chairman of our Compensation Committee. Mr. Reahard has been the Chairman and Chief Executive Officer of Symmetry Software/Scottsdale.com Corporation, a computer software development corporation, since 1984. Mr. Reahard holds a Bachelors of Science in Industrial Engineering from Cornell University and a Masters of Science in Industrial Engineering from the University of Missouri.

Hamid R. Shokrgozar (44)	Hamid R. Shokrgozar has been our President and Chief Executive Officer since October 1998 and the Chairman of our Board since August 2000. Mr. Shokrgozar served as a Director and as President and Chief Executive Officer of Bowmar from January 1998 until the merger of Bowmar and EDI in October 1998. Mr. Shokrgozar served as President of White Microelectronics, the largest division of Bowmar, from June 1993 to December 1997 and as its Vice President of Engineering and Technology from July 1988 to June 1993. Mr. Shokrgozar also served as Chairman of American Electronic Association (AEA), Arizona Council, during fiscal years 1999 and 2000. In addition, Mr. Shokrgozar holds a United States Patent for the invention of “Stacked Die Carrier Assembly.” Mr. Shokrgozar holds a Bachelors of Science in Electrical Engineering from California State University Fullerton.

Thomas J. Toy (49)	Thomas J. Toy has served on our Board since October 1998 and currently serves as the Chairman of our Corporate Governance and Nominating Committee. Mr. Toy is also Managing Director of PacRim Venture Partners, a venture capital firm he co-founded in 1999. Previously, he was at Technology Funding, a venture capital firm, from January 1987 to March 1999. While at Technology Funding, Mr. Toy was a Partner and Managing Director of Corporate Finance and Chairperson of the firm’s investment committee. Mr. Toy also serves as a director of UTStarcom, a manufacturer of wireless communications equipment as well as several private companies. Mr. Toy holds Bachelors of Arts and Masters of Management degrees from Northwestern University.

Edward A. White (77)	Edward A. White has served on our Board since we were founded as Bowmar in September 1951. Mr. White is currently the Vice Chairman of the Board. Mr. White previously served as Chairman of our Board from September 1983 to October 1998. Mr. White founded us in September 1951 and served as our President and Chief Executive Officer from June 1980 to May 1986. Mr. White holds a Bachelors of Science in Engineering from Tufts University.

Jack A. Henry (61)	Jack A. Henry has served on our Board since January 2004 and currently serves as the Chairman of our Audit Committee. He began his career with Arthur Andersen LLP in 1982 and held positions in Detroit, Michigan, San Jose, California, Seattle, Washington and Phoenix, Arizona. In 2000, Mr. Henry retired as Managing Partner of the Phoenix office and formed Sierra Blanca Ventures LLC, a private advisory and investment firm. Mr. Henry currently serves on the Board of Directors of Vodavi Technology, Inc., American AgCredit, a member of the U.S. farm credit system, Tickets.com and a private retail concern. Mr. Henry previously served on the Boards of Directors of Simula, Inc., and SOS Staffing Services, Inc., both public companies. Mr. Henry has served in a variety of community positions including chairman of the Arizona Chamber of Commerce and Greater Phoenix Leadership and currently serves as president of the Arizona Chapter of the National Association of Corporate Directors. Mr. Henry holds both a Bachelors and Masters of Business Administration from the University of Michigan.

Paul D. Quadros (57)	Paul D. Quadros has served on our Board since January 2004. He is a co-founder and former Chairman of the Board of CorAutus Genetics (NASDAQ:VEGF), a cardiovascular gene therapy company. In 1995, Mr. Quadros co-founded GenStar Therapeutics and served as its President and Chief Executive Officer through a milestone partnering agreement with Baxter Healthcare in 1998. Mr. Quadros also served as Chief Financial Officer of GenStar, a public company listed on the AMEX, from inception through 2003. Corautus was formed through the merger of GenStar with Vascular Genetics in 2003. Mr. Quadros served as the Chairman of GenStar from 1998 and of the merged company until 2004. From 1986 to 1995 Mr. Quadros was a General Partner of Technology Funding, a venture capital fund. While at Technology Funding, he assisted Crystallume, one of the companies that merged to form White Electronic Designs Corporation, with its IPO. He is currently a Managing Partner of Tenex Greenhouse Ventures Ltd., a venture capital fund. He also serves as a director of several private companies. Mr. Quadros was co-founder and served at various times from 1991-2001 as Chairman of the Board and Audit and Compensation Committee Chairman of Cardiac Science (NASDAQ: DFIB). He holds a Bachelors of Arts in Finance from California State University Fullerton and a Masters of Business Administration from the Anderson School at UCLA.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF ALL OF THE ABOVE NAMED NOMINEES AS DIRECTORS OF THE CORPORATION.

Meetings and Committees of the Board

     The Board met seven times during fiscal 2004. Each current director of the Corporation that was then a director attended at least 75 percent of the total number of meetings of the Board and each committee on which each director served during fiscal 2004. The Board of Directors has three standing committees, the Audit Committee, Compensation Committee, and Corporate Governance and Nominating Committee.

     The Audit Committee is responsible for reviewing the accounting principles, policies and practices followed by the Corporation in accounting for and reporting its financial results of operations, and for selecting and meeting with the Corporation’s independent accountants. The Committee meets from time to time with members of the Corporation’s accounting staff who perform internal audit functions and also, among other things, reviews the financial, investment and risk management policies followed by the Corporation in conducting its business activities; the Corporation’s annual financial statements; the Corporation’s internal financial controls; and the performance and compensation of the Corporation’s independent auditors. The Audit Committee operates under a written Audit Committee Charter adopted by the Board. A copy of the Charter is currently not available on our website. However, a copy of the current Audit Committee

Charter is attached as Appendix A to our Proxy Statement. During fiscal 2004, the Audit Committee consisted of Mr. Jack A. Henry (Chairman), Mr. Thomas J. Toy and Mr. Paul D. Quadros. The Audit Committee met seven times during fiscal 2004. The Board has determined that each member of the Audit Committee is independent as defined under applicable National Association of Securities Dealers’ (“NASD”) listing standards. In addition, Mr. Jack A. Henry serves as the Audit Committee financial expert, as defined by Securities and Exchange Commission (“SEC”) regulations and is considered independent under the NASD’s listing standards. The Audit Committee report is set forth below under the heading “Audit Committee Report.”

     The Compensation Committee is responsible for reviewing the compensation arrangements in effect for the Corporation’s executive officers and for administering all of the Corporation’s stock option plans. During fiscal 2004, the Compensation Committee consisted of Mr. Thomas M. Reahard (Chairman), Mr. Edward A. White and Mr. Paul D. Quadros, and met six times. The report of the Compensation Committee is set forth below under the heading “Report of the Compensation Committee.”

     The Corporate Governance and Nominating Committee is responsible for identifying qualified individuals to become members of the Board and recommending Board nominees and nominees for each of the Board’s committees, recommending to the Board corporate governance principals and practices, and leading the Board in an annual review of its performance and the performance of the Board’s committees. The Committee will consider director nominee recommendations by shareholders, provided the names of such nominees, accompanied by relevant biographical information, are properly submitted in writing to the Secretary of the Corporation in accordance with the manner described for shareholder nominations below under the heading “Shareholder Proposals for 2006 Annual Meeting”. To be considered by the committee, each nominee, whether submitted by a shareholder or this committee, must have a strong professional or other background with a reputation for integrity and responsibility. Each nominee must have experience relevant to the Corporation’s business in such areas (among others) as manufacturing, technology, research and development, finance or product marketing. The nominee must be able to commit sufficient time to appropriately prepare for, attend and participate in all Board and applicable Board committee meetings, as well as the annual meeting of shareholders, and must not have any conflicts of interest with the Corporation. The Corporate Governance and Nominating Committee will also require a certain number of director nominees to be independent as defined under the NASD listing standards, and that at least one member of the Audit Committee be a financial expert. The committee will seek recommendations from outside legal, accounting and other advisors in order to locate qualified nominees. All nominees, whether submitted by a shareholder or the Committee, will be evaluated in the same manner by the Committee, based upon their qualifications, experience, interpersonal and other relevant skills.

     The Corporate Governance and Nominating Committee was formed in November 2003, after the end of fiscal 2003. During the 2004 fiscal year, the Committee met two times. The Committee operates under a written Corporate Governance and Nominating Committee Charter adopted by the Board. A copy of the Charter is currently not available on our website. However, a copy is attached as Appendix B to our Proxy Statement filed with the SEC on January 23, 2004. The members of the Corporate Governance and Nominating Committee are Thomas J. Toy (Chairman), Thomas M. Reahard and Edward A. White. The Board has determined that each of the members of the Corporate Governance and Nominating Committee is independent as defined under applicable NASD listing standards.

Director Compensation

     For fiscal 2004, each of the directors of the Corporation who were not also officers of the Corporation were paid (i) $5,000 per quarter, (ii) $500 for each quarterly Board meeting attended, and (iii) reimbursements for related expenses. As Vice Chairman, Mr. White received $12,000 per quarter and $4,000 for supplemental medical benefits. As Audit Committee Chairman, Mr. Henry received $8,000 per quarter. Each of the outside directors are granted options to acquire additional shares of Common Stock under the Corporation’s 2001 Directors Stock Plan at a price equal to 100% of the fair market value of the Common Stock as of the close of business on the date of grant upon their initial election to the Board. In addition, in March of fiscal 2004, options to acquire 15,000 shares were granted to each of the then serving directors. Under the Plan, each award of options vests in equal pro rata amounts over three years.

Shareholder Communications with Board

     The Board allows shareholders to send communications to the Board through its Corporate Governance and Nominating Committee. All such communications, except those related to shareholder proposals that are discussed below under the heading “Shareholder Proposals for 2006 Annual Meeting”, must be sent to the Chairman of the Corporate

Governance and Nominating Committee at the Corporation’s offices at 3601 East University Drive, Phoenix, Arizona 85034. All Board members are strongly encouraged to attend the Annual Meeting of Shareholders. All Board members were present at the 2004 Annual Meeting of Shareholders.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

     The Board, upon the recommendation of its Audit Committee, intends to reappoint the firm of PricewaterhouseCoopers LLP, independent registered public accounting firm, to be auditors of the Corporation and its subsidiaries for the fiscal year ending October 1, 2005. PricewaterhouseCoopers LLP served as auditors of the Corporation and its subsidiary for the fiscal year ended October 2, 2004. Although not required to do so, the Board is submitting the appointment of PricewaterhouseCoopers LLP for ratification by shareholders in order to ascertain the views of the shareholders. If the appointment is not ratified, the Board will consider, but not necessarily select, other auditors. Ratification of the Auditors requires approval by vote of a majority of the shares of Common Stock that are voted with respect to Proposal 2.

     Representatives of PricewaterhouseCoopers LLP are expected to be present at the shareholders’ meeting and will be given the opportunity to make a statement if they desire to do so. They will also be available to respond to appropriate questions. PricewaterhouseCoopers LLP has advised the Corporation that no member of that firm has any financial interest, either direct or indirect, in the Corporation or its subsidiaries, and it has had no connection with the Corporation or its subsidiaries in any capacity other than that of independent public accountants.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S FEES AND SERVICES

Audit Fees

     PricewaterhouseCoopers LLP has billed the Corporation $847,135, in the aggregate, for professional services rendered by PricewaterhouseCoopers LLP for the audit of the Corporation’s financial statements for the Corporation’s 2004 and 2003 fiscal years, the reviews of the interim financial statements included in the Corporation’s quarterly reports for the Corporation’s 2004 and 2003 fiscal years, the restatement of the Corporation’s financial statements for our 2003 fiscal year and services that are normally provided by PricewaterhouseCoopers LLP in connection with statutory and regulatory filings or engagements such as fees relating to registration statements and common stock offerings, the review of documents filed with the SEC, comfort letters and consents associated with such statements.

Audit-Related Fees

     During our 2004 and 2003 fiscal years, PricewaterhouseCoopers LLP has billed us $74,893, in the aggregate, for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements that are not reported under Audit Fees above. These services include employee benefit plan audits, accounting consultations in connection with acquisitions, and consultations concerning financial accounting and reporting standards.

Tax Fees

     During our 2004 and 2003 fiscal years, PricewaterhouseCoopers LLP has billed us $531,117, in the aggregate, for professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice, and tax planning. These services include assistance regarding federal, state and local tax compliance, tax audit defense, mergers and acquisitions, and tax planning.

All Other Fees

     We did not engage PricewaterhouseCoopers LLP to perform any other services during fiscal 2004 or 2003.

Summary of Fees Billed to the Corporation by PricewaterhouseCoopers LLP

	FY 2003	FY 2004
Audit Fees	$544,707	$302,428
Audit-Related Fees	$70,560	$4,333
Tax Fees	$276,704	$254,413
All Other Fees	—	—
Total Fees	$891,971	$561,174

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm.

The Audit Committee is responsible to review and pre-approve both audit and permissible non-audit services to be provided by the independent auditor. This pre-approval duty may be delegated to one or more designated members of the Audit Committee, provided that any pre-approval given by such delegate(s) must be reported to the Audit Committee at its next regularly scheduled meeting. The Audit Committee’s pre-approval policies and procedures are included within the Audit Committee Charter.

     The Audit Committee has determined that the provision of the foregoing services and the related fees are compatible with maintaining PricewaterhouseCoopers LLP’s independence from the Corporation. In making its recommendation to ratify the appointment of PricewaterhouseCoopers LLP as the Corporation’s independent registered public accounting firm for the fiscal year beginning on October 3, 2004, the Audit Committee has considered whether the non-audit services provided by PricewaterhouseCoopers LLP are compatible with maintaining the independence of PricewaterhouseCoopers LLP.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” RATIFICATION OF THE RETENTION OF PRICEWATERHOUSECOOPERS LLP AS THE CORPORATION’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EXECUTIVE COMPENSATION

     The following table sets forth the annual and long-term compensation for services rendered in all capacities to the Corporation during the 2004, 2003 and 2002 fiscal years of those persons who were (i) the chief executive officer during fiscal 2004, and (ii) the other most highly compensated executive officers during fiscal 2004 whose salary and bonus exceeded $100,000 and Mr. Rodes, who would have been among the Corporation’s most highly compensated executive officers on the last day of the 2004 fiscal year had he not resigned earlier during that year (the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

				Long Term
Annual Compensation				Compensation Awards
				Securities
				Underlying
Name and Principal				Options/SAR’s	All Other
Position	Year	Salary ($)	Bonus ($)(1)	(#)(1)	Compensation ($)
Hamid R. Shokrgozar
President, Chief Executive Officer,	2004	450,000	50,000	—	55,135	(2)
Chairman of the	2003	450,000	-0-	—	61,471	(2)
Board	2002	350,000	300,000	—	60,321	(2)

				Long Term
Annual Compensation				Compensation Awards
				Securities
				Underlying
Name and Principal				Options/SAR's	All Other
Position	Year	Salary ($)	Bonus ($)(1)	(#)(1)	Compensation ($)
Dante V. Tarantine
Vice-President,	2004	198,462	20,000	—	13,536	(3)
Sales & Marketing	2003	160,000	70,000	—	13,082	(3)

Roger A. Derse
Vice-President, Chief Financial Officer, Secretary, Treasurer	2004	88,617	8,000	50,000	4,379	(4)

William J. Rodes
Former Vice-President, Chief Accounting	2004	135,385	—	—	31,956	(5)
Officer, Secretary,	2003	160,000	15,000	—	13,784	(5)
Treasurer	2002	108,078	70,000	—	10,005	(5)

1)	Bonuses were paid and stock options were awarded in accordance with the policy established by the Board and the Compensation Committee. See “Report of the Compensation Committee” elsewhere in this Proxy Statement.

2)	With respect to Mr. Shokrgozar, the amount consists of $26,091 of unused vacation payout in 2004, $32,896 in 2003 and $32,249 in 2002; $18,196 for car allowance in 2004, $18,200 in 2003 and $18,200 in 2002; $4,000 for supplemental medical payments in 2004, 2003 and 2002, respectively; $6,500, $6,000 and $5,500 for matching contribution payments to the 401(k) Plan in 2004, 2003 and 2002, respectively; and $349, $375 and $372 for life insurance premiums in 2004, 2003 and 2002, respectively.

3)	With respect to Mr. Tarantine, the amount consists of $8,400 for automobile allowance in both 2004 and 2003; $4,833 in 2004 and $4,410 in 2003 for matching contribution payments to the 401(k) plan and $302 in 2004 and $272 in 2003 for life insurance premiums.

4)	With respect to Mr. Derse, the amount consists of $4,200 for automobile allowance and $179 for life insurance premiums.

5)	With respect to Mr. Rodes, the amount consists of $26,516 in 2004 and $2,418 in 2003 of unused vacation payout; $3,300 in 2004, $6,600 in 2003 and $6,600 in 2002 for car allowance; $1,917, $4,573 and $3,300 for matching contribution payments to the 401(k) Plan in 2004, 2003 and 2002, respectively; and $223, $193 and $105 for life insurance premiums in 2004, 2003 and 2002, respectively.

Option Grants in 2004

     In fiscal 2004, the Named Executive Officers were granted the following options. During fiscal 2004, none of the Named Executive Officers received any stock appreciation rights (SARs).

OPTION/SAR GRANTS IN LAST FISCAL YEAR

Potential Realizable
Value At Assumed Annual
Rates of Stock Price
Appreciation For Option
	Individual Grants				Term
	Number of	Percent of Total
	Securities	Options/SARs
	Underlying	Granted To
	Option/SARs Granted	Employees In Fiscal	Exercise of Base
Name	(#)	Year	Price ($/Sh)	Expiration Date	5% ($)	10% ($)

Hamid R. Shokrgozar	—	—	—	—	—	—

Dante V. Tarantine	—	—	—	—	—	—

Roger A. Derse	50,000	84.7%	$6.38	5-26-14	$200,617	$508,404

William J. Rodes	—	—	—	—	—	—

     With respect to the options awarded to Mr. Derse, 25% are exercisable after one year and thereafter, the remaining 75% becomes exercisable in 36 equal monthly installments.

     The following table provides information, with respect to the Named Executive Officers, concerning the exercise of options during the 2004 fiscal year and unexercised options held by them at the end of that fiscal year. None of the Named Executive Officers exercised any stock appreciation rights during the 2004 fiscal year, and none of them held any stock appreciation rights at the end of that fiscal year.

AGGREGATED OPTION/SAR EXERCISES IN THE LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

	Shares		Number of Securities	Value of Unexercised In-the-
	Acquired on	Value	Underlying Unexercised	Money-Options at Fiscal Year
	Exercise	Realized	Options at Fiscal Year-End	End

Name			Exercisable/Unexercisable	Exercisable/Unexercisable

Hamid R. Shokrgozar	—	—	782,750/31,250	1,847,074/37,250

Dante V. Tarantine	—	—	124,208/7,292	338,084/9,934

Roger A. Derse	—	—	0/50,000	0/0

William J. Rodes	31,666	34,576.6	25,166/0	50,870/0

REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee is composed entirely of independent, non-employee members of the Board. The Committee reviews and approves each of the elements of the executive compensation program and periodically assesses the effectiveness and competitiveness of the program in total. In addition, the Committee administers the key provisions of the executive compensation program and reviews with the Board the compensation program for the Corporation’s executives. The Committee has furnished the following report on executive compensation.

Overview and Philosophy

     Our executive compensation program is primarily comprised of base salary, performance based bonuses and equity-based incentives in the form of stock option grants. The Committee retained, without change in fiscal 2004, other elements of executive compensation. These included health, life and disability insurance, an automobile allowance, matching 401(k) contributions and supplemental medical expense coverage.

     We believe that the interests of executive officers should be directly aligned with those of our shareholders. Our philosophy is to pay base salaries and bonuses to executives that enable us to attract, motivate and retain highly qualified executives and to motivate executives to achieve the Corporation’s business goals and recognize individual contributions. Stock option grants are intended to result in no reward if the stock price does not appreciate, but may provide substantial rewards to executives as shareholders benefit from stock price appreciation. These grants are primarily designed to provide incentives for superior long-term future performance. The Corporation does not use a formula to weigh the various factors it considers in connection with executive compensation.

Base Salary

     Each executive officer receives a base salary which, when aggregated with their maximum incentive compensation, is intended to be competitive with similarly situated executives in similar industry positions. In determining salaries, we also take into account individual experience and performance and our specific needs. The Committee applied these subjective standards in determining the Chief Executive Officer’s compensation. The Board and the Committee reviewed and accepted the Chief Executive Officer’s recommendations regarding the compensation of the other executive officers.

Executive Bonuses

     The Corporation’s executive officers are eligible for an annual cash bonus. The Committee establishes individual and corporate performance objectives at the beginning of each year. Eligible executives are assigned target bonus levels. The corporate performance measure for bonus payments for fiscal year 2004 was based on the Corporation’s pre-tax profitability, and how the Corporation was managed during the slowdown of military orders as a result of military spending priority shifts.

Equity-based Incentives

     We believe that it is important for our executive officers to have an equity stake in the Corporation. We make stock option grants to key executives from time to time. In awarding stock option grants, we review the level of grants to executives at other similarly situated companies, the awards granted to our other executives and the individual officer’s specific role at the Corporation. Mr. Derse received an award of 50,000 stock options in connection with his employment as our Vice-President, Chief Financial Officer, Secretary and Treasurer.

Other Benefits

     Executive officers are eligible to participate in benefit programs designed for all full-time employees. These programs include medical, disability and life insurance, our employee stock purchase plan and a qualified retirement program allowed under Section 401(k) of the Internal Revenue Code, as amended.

CEO Compensation Fiscal 2004

     Pursuant to his employment agreement with the Corporation, Mr. Shokrgozar was paid a base salary of $450,000 in fiscal 2004. Based on his performance in fiscal 2004, the Compensation Committee approved a $50,000 increase to Mr. Shokrgozar’s base salary for fiscal 2005 and awarded him a discretionary cash bonus of $50,000. The Committee considers his base salary and bonus competitive and appropriate. In determining Mr. Shokrgozar’s compensation, the Compensation Committee reviewed both cash-based and equity based elements and made an overall assessment of his role in the Corporation’s achieving strategic, operational and business goals. In evaluating Mr. Shokrgozar’s performance, the Committee considered his critical leadership role in the Corporation’s having achieved profitability in each of the previous twenty two quarters; having improved the Corporation’s cash flow; having established a stronger balance sheet with no long term debt; having enhanced the Corporation’s customer base, especially in our display segment; and having achieved these financial results in an extremely competitive national and global economic environment.

Internal Revenue Code Section 162(m)

     In 1994, the Internal Revenue Code was amended to add a limitation on the tax deduction a publicly held corporation may take on compensation aggregating more than $1 million for selected executives in any given year. The law and related regulations are subject to numerous qualifications and exceptions. Gains realized on non-qualified stock options, or incentive stock options that are subject to a “disqualifying disposition,” are subject to the tax limitation unless they meet certain requirements. To date, we have not been subject to the deductibility limitation and our general policy is to structure our equity based compensation to comply with the exception to the limitation.

     This report is made by Thomas M. Reahard (Chairman), Edward A. White, and Paul D. Quadros who served on our Compensation Committee during fiscal 2004.

Thomas M. Reahard (Chairman)
Edward A. White
Paul D. Quadros

Employment Agreements

     On December 14, 2004, we entered into a new employment agreement with Mr. Shokrgozar, who is employed as our President and Chief Executive Officer. Mr. Shokrgozar’s agreement provides a term ending December 13, 2007, and renews automatically for subsequent two-year terms unless 90 days prior to the renewal date, either the Corporation or Mr. Shokrgozar notifies the other of its intention not to renew. The agreement provides for an annual base salary of $500,000, which may be increased at the discretion of our Compensation Committee, an annual bonus to be determined by our Compensation Committee and participation by Mr. Shokrgozar in fringe benefit programs generally available to our senior executives. In the event of a termination for cause, we are required to pay Mr. Shokrgozar only his unpaid salary and those amounts earned by or accrued for his benefit under our plans to the date of termination. In the event of a termination without cause, or if we elect not to renew the agreement, we are required to pay to Mr. Shokrgozar a lump sum severance payment equal to two times the sum of Mr. Shokrgozar’s highest annual base salary and highest annual bonus/incentive compensation. The agreement also provides in such circumstance for the continuation of his benefits for a period of at least 18 months, provision of executive-level outplacement services and the immediate vesting of his options then exercisable for a period of 18 months after termination. Mr. Shokrgozar’s agreement includes special provisions in the event of a “Change in Control” (as defined in the agreement). Specifically, Mr. Shokrgozar’s employment term would automatically extend for a period of 18 months. During that term, Mr. Shokrgozar could terminate his agreement if his duties were materially changed, his annual compensation was decreased, he was required to relocate or if our successor failed to assume our obligation under the agreement. In the event of such a termination, Mr. Shokrgozar is entitled to a lump sum severance payment equal to three times his highest annual base salary and highest annual bonus/incentive compensation as well as the continuing benefits provided in the event of a termination without cause by us.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     None of the members of our Compensation Committee was an officer or employee of the Corporation at any time during the 2004 fiscal year. During fiscal 2004, no current executive officer of the Corporation served as a member of the board of directors or compensation committee of any other entity that has or has had one or more executive officers serving as a member of our Board or Compensation Committee.

STOCK PRICE PERFORMANCE GRAPH

     The following graph illustrates a comparison of the cumulative total shareholder return (change in stock price plus reinvested dividends) of (i) the Corporation’s Common Stock, (ii) the NASDAQ National Market Index and (iii) the Standard and Poor’s Aerospace & Defense Index from October 2, 1999 through October 2, 2004, which was the last day of our 2004 fiscal year. On June 8, 2000, the Corporation began trading on the NASDAQ National Market, and has therefore included the NASDAQ National Market Index as a replacement for the AMEX Market Value Index, which was used through fiscal 2001. The Corporation has provided the Standard and Poor’s Aerospace Defense Index as an additional basis for comparison because the Standard and Poor’s Aerospace and Defense Index includes companies that sell products to the aerospace and defense industries, which are the industries where the Corporation makes a majority of its sales.

     The graph assumes that $100 was invested on October 2, 1999 in the Corporation’s Common Stock and in each of the comparison indices, and assumes all dividends paid were reinvested. The comparisons in the graph are required by the Securities and Exchange Commission and are not intended to be forecasts or be indicative of possible future performance of the Corporation’s Common Stock.

INDEXES		Cumulative Total Return
	10/2/99	9/30/00	9/29/01	9/28/02	9/27/03	10/2/04
WHITE ELECTRONIC DESIGNS	100.00	553.37	149.41	345.40	495.73	225.50
NASDAQ STOCK MARKET (U.S.)	100.00	161.85	55.96	48.56	57.64	62.12
S & P AEROSPACE & DEFENSE	100.00	100.66	80.99	89.38	91.20	122.04

AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors has furnished the following report on the Corporation’s audit procedures and its relationship with its independent accountants for the twelve-month period ended October 2, 2004.

     The Audit Committee has reviewed and discussed with the Corporation’s management and PricewaterhouseCoopers LLP the audited financial statements of the Corporation contained in the Corporation’s Annual Report on Form 10-K for the Corporation’s 2004 fiscal year. The Audit Committee has also discussed with PricewaterhouseCoopers LLP the matters required to be discussed by SAS No. 61 (Codification of Statements on Auditing Standards, AU Section 380), which includes, among other items, matters related to the conduct of the audit of the Corporation’s financial statements.

     The Audit Committee has received and reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees), and has discussed with PricewaterhouseCoopers LLP its independence from the Corporation.

     Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Corporation’s Annual Report on Form 10-K for its 2004 fiscal year for filing with the SEC.

Jack A. Henry (Chairman)
Thomas J. Toy
Paul D. Quadros

     The report of the Compensation Committee, the Stock Price Performance Graph information and the Audit Committee report do not constitute soliciting materials and should not be deemed filed or incorporated by reference into any other filing by the Corporation under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent specifically incorporated into this Report.

PRINCIPAL SHAREHOLDERS AND SECURITY OWNERSHIP BY MANAGEMENT

     The following table sets forth the beneficial ownership of the Corporation’s Common Stock for (i) each of the Corporation’s current directors; (ii) each of the Corporation’s Named Executive Officers; (iii) each beneficial owner of more than five percent of the Common Stock; and (iv) all current directors and executive officers of the Corporation as a group. All such information reflects beneficial ownership as of January 21, 2005, as known by the Corporation.

Number of Shares Beneficially
Name and Address of Beneficial Owner (1)	Owned (2)	Percent of Class (3)

Thomas M. Reahard	92,084(4)	*
Hamid R. Shokrgozar **	966,250(5)
Thomas J. Toy **	67,917(6)	*
Edward A. White **	808,650(7)
Jack A. Henry	13,502 (8)	*
Paul D. Quadros	10,002 (9)	*
Dante V. Tarantine **	125,000(10)	*
Roger Derse	0(11)	*
Massachusetts Financial Services Company	2,029,180(12)	8.30
Directors and executive officers as a group (8 persons)	2,083,905	8.53

*	Represents less than 1% of the class.

**	Subject to a Rule 10b5-1 Plan.

1)	Unless otherwise noted, the address of each listed shareholder is 3601 East University Drive, Phoenix, Arizona, 85034.

2)	Unless otherwise noted, the Corporation believes that all persons named in the table have sole voting and investment power with respect to all shares of the Common Stock that are beneficially owned by them. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days upon the exercise of options or other such rights.

3)	Each owner’s percentage ownership is determined by assuming that options held by such person (but not those held by any other person), which are exercisable within 60 days, have been exercised.

4)	Shares beneficially owned by Mr. Reahard include the following options that are currently exercisable or that will become exercisable within 60 days after January 21, 2005: options to purchase 32,000 shares of Common Stock granted under the Corporation’s 1992 Non-Qualified Stock Option Plan for Non-Employee Directors; and options to purchase 57,084 shares of Common Stock granted under the Corporation’s 2001 Directors Stock Option Plan.

5)	Shares beneficially owned by Mr. Shokrgozar include the following options that are currently exercisable or that will become exercisable within 60 days after January 21, 2005: options to purchase 682,750 shares of Common Stock granted under the Corporation’s 1994 Flexible Stock Plan; options to purchase 125,000 shares of Common Stock from an independent grant in fiscal 2000; and options to purchase 150,000 shares of Common Stock granted under the Corporation’s 2000 Broad Based Non-Qualified Stock Plan.

6)	Shares beneficially owned by Mr. Toy include the following options that are currently exercisable or that will become exercisable within 60 days after January 21, 2005: options to purchase 10,000 shares of Common Stock granted under the Corporation’s 1992 Non-Qualified Stock Option Plan for Non-Employee Directors; and options to purchase 57,917 shares of Common Stock granted under the Corporation’s 2001 Directors Stock Option Plan.

7)	Shares beneficially owned by Mr. White include the following options that are currently exercisable or that will become exercisable within 60 days after January 21, 2005: options to purchase 14,000 shares of Common Stock granted under the Corporation’s 1992 Non-Qualified Stock Option Plan for Directors; and options to purchase 42,917 shares of Common Stock granted under the Corporation’s 2001 Directors Stock Option Plan. Mr. White has advised the Corporation that 751,733 shares of Common Stock beneficially owned by him have been transferred to the Edward A. White Family Limited Partnership, of which Mr. White is the sole general partner and of which he and his wife are the only limited partners.

8)	Shares beneficially owned by Mr. Henry include the following options that are currently exercisable or that will become exercisable within 60 days after January 21, 2005: options to purchase 10,002 shares of Common Stock granted under the Corporation’s 2001 Directors Stock Option Plan.

9)	Shares beneficially owned by Mr. Quadros include the following options that are currently exercisable or that will become exercisable within 60 days after January 21, 2005: options to purchase 10,002 shares of Common Stock granted under the Corporation’s 2001 Directors Stock Option Plan.

10)	Shares beneficially owned by Mr. Tarantine include the following options that are currently exercisable or that will become exercisable within 60 days after January 21, 2005: options to purchase 87,500 shares of Common Stock granted under the Corporation’s 1994 Flexible Stock Plan and options to purchase 37,500 shares of Common Stock granted under the Corporation’s 2000 Broad Based Non-Qualified Stock Plan.

11)	Mr. Derse does not have any shares beneficially owned that are currently exercisable or that will become exercisable within 60 days after January 21, 2005.

12)	Shares beneficially owned by Massachusetts Financial Services Company were determined based solely on our review of a Schedule 13G filed February 13, 2004 with the Securities and Exchange Commission. Massachusetts Financial Services is located at 500 Boylston Street, Boston, MA 02116.

CERTAIN TRANSACTIONS

The Corporation was not involved in any transactions with management requiring disclosure under applicable securities regulations.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation’s directors and officers, and persons who own more than 10 percent of a registered class of the Corporation’s equity securities, to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of any equity securities of the Corporation.

     To the Corporation’s knowledge, based solely on review of the copies of such reports furnished to the Corporation, all officers, directors and beneficial owners of greater than 10 percent of the Corporation’s equity securities made all required filings under Section 16(a) on a timely basis, except that one Form 3 filing for Mr. Derse was filed subsequent to the filing due date following Mr. Derse’s receipt of the required electronic filing identification information from the SEC.

OTHER MATTERS

     The Board does not know of any other matters, which are likely to be brought before the Annual Meeting. In the event that any other matter properly comes before the Annual Meeting, the proxy holders will vote the enclosed proxy in accordance with their judgment on such matters.

     A copy of the White Electronic Designs Corporation Annual Report to Shareholders for the fiscal year ended October 2, 2004 accompanies this Proxy Statement. The Annual Report includes the Corporation’s Annual Report on Form 10-K for such fiscal year, without exhibits, substantially as filed with the SEC. Copies of the omitted exhibit list are available to any shareholder free of charge. Copies of the omitted exhibits are available for a fee equal to the Corporation’s reasonable expenses in furnishing such exhibits.

     Shareholders desiring copies of either should address a written request to Mr. Roger A. Derse, Secretary, White Electronic Designs Corporation, 3601 East University Drive, Phoenix, Arizona 85034, and are asked to mark “2004 10-K Request” on the outside of the envelope containing the request.

SHAREHOLDER PROPOSALS FOR 2006 ANNUAL MEETING

     Proposals of shareholders intended to be included in the proxy materials, including director nominee recommendations, relating to the 2006 annual meeting of shareholders, must be received by the Secretary at White Electronic Designs Corporation’s offices at 3601 East University Drive, Phoenix, Arizona 85034, prior to October 7, 2005, and must comply with Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended. A shareholder proposal submitted other than pursuant to Rule 14a-8 will be timely for purposes of Rule 14a-4(c) (1) if submitted to the Corporation on or before December 21, 2005. If a proposal is not submitted timely pursuant to Rule 14a-4(c)(1), the proxy holders named in the Corporation’s proxy statement for the 2006 annual meeting of shareholders will have discretionary authority to vote with respect to any such proposal subsequently raised at that meeting. The Secretary will forward all director nominee recommendations to the Corporate Governance and Nominating Committee for its review.

By Order of the Board of Directors

ROGER A. DERSE
Secretary
February 4, 2005

APPENDIX A

WHITE ELECTRONIC DESIGNS CORPORATION
AUDIT COMMITTEE CHARTER

I. PURPOSE AND AUTHORITY

The Audit Committee is a committee of the Board of Directors of the Company that assists the Board in its oversight responsibilities regarding the Company’s publicly reported financial information and its systems and controls related thereto. In particular, the Audit Committee serves to assist the Board in its oversight of (1) the integrity of the Company’s financial statements, accounting and financial reporting, (2) the Company’s compliance with legal and regulatory requirements, (3) the qualifications and independence of the Company’s independent auditor, (4) the performance of the Company’s internal reporting and audit functions, and (5) the Company’s disclosure controls and procedures and system of internal controls regarding finance, accounting, legal compliance and ethics.

The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as deemed appropriate to fully execute its duties and responsibilities. The Company will provide appropriate funding, as determined by the Audit Committee, for compensation to the independent auditor and to any advisers that the Audit Committee chooses to engage and for payment of ordinary administrative expenses of the Audit Committee that are necessary or appropriate for carrying out its duties. The Audit Committee may, by majority vote of the full Audit Committee membership, create one or more subcommittees comprised of members of the Audit Committee, and may vest any such subcommittee with the full authority of the Audit Committee with respect to specific matters delegated to such subcommittee.

The Audit Committee will primarily fulfill its responsibilities by carrying out the activities enumerated in Section IV of this Charter. The Audit Committee will have full access to the Company’s executive management and other employees as necessary to effectively carry out its duties and responsibilities.

II. COMPOSITION OF THE AUDIT COMMITTEE

The Audit Committee will be comprised of three or more members of the Board, each of whom (i) will be a “non-employee director” within the meaning of Rule 16b-3(b)(3) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (ii) will meet the independence requirements of the Nasdaq National Market, the Exchange Act and the Sarbanes-Oxley Act of 2002, all as in effect from time to time. In particular, each Audit Committee member must be financially literate and have a working familiarity with basic finance and accounting practices (including the ability to read and understand fundamental financial statements), and at least one member must be a “financial expert”, as defined by the Securities and Exchange Commission (the “SEC”) pursuant to Section 407 of the Sarbanes-Oxley Act of 2002. The Company will disclose the existence of the “financial expert” member(s) of the Audit Committee in its periodic filings as required by the SEC. No member of the Audit Committee may simultaneously serve on the audit committee of more than three public companies, including the Company.

Each member of the Audit Committee will be elected by the Board of Directors at its annual organizational meeting, or such other meeting as the Board may deem appropriate, and will hold office until his or her successor is duly elected and qualified or until his or her earlier resignation or removal from the Committee by the full Board. Unless a Chair of the Audit Committee is elected by the full Board of Directors, the members of the Audit Committee may designate a Chair by majority vote of the full Audit Committee membership. Members of the Audit Committee may only receive compensation in the form of Director’s fees (which may include stock option grants) from the Company.

III. MEETINGS OF THE AUDIT COMMITTEE

The Audit Committee will meet at least once per calendar quarter, or more frequently as circumstances may dictate in order for it to carry out its duties and responsibilities and to act upon matters falling within its responsibility. The Audit Committee will meet at least quarterly with the independent auditor and management to discuss the Company’s annual audited financial statements and quarterly financial statements, including the Company’s related disclosures in respect of such annual and quarterly financial statements made in its periodic reports filed with the SEC. The Audit Committee may also meet periodically with management and the independent auditor in separate executive sessions to discuss any matters that the Audit Committee or any individual or group believes should be discussed privately.

A majority of the total number of members of the Audit Committee will constitute a quorum for the conduct of business at all Audit Committee meetings. A majority of the members of the Audit Committee are empowered to act on behalf of the Audit Committee. Minutes will be kept of each Audit Committee meeting. The Audit Committee will report regularly to the Board of Directors regarding the execution of its duties and responsibilities, including any material matters covered at any Committee meeting, and a representative of the Committee will report to the Board of Directors on material matters covered at any meeting of the Audit Committee.

IV. RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties, the Audit Committee will do the following:

Independent Auditor Oversight:

1.	Exercise sole and direct authority with respect to the selection, appointment, compensation, review, oversight, retention and replacement of the Company’s independent auditor. The Audit Committee may consult with management in connection with such duties, but may not delegate such duties. The independent auditor will report directly to the Audit Committee.

2.	Review and pre-approve both audit and permissible non-audit services to be provided by the independent auditor and any other public accounting or auditing firm. This pre-approval duty may be delegated to one or more designated members of the Audit Committee, provided that any pre-approval given by such delegate(s) must be reported to the Audit Committee at its next regularly scheduled meeting. The Audit Committee will ensure that any pre-approval of non-audit services to be performed by the independent auditor are

2

disclosed to investors in the Company’s periodic reports filed under Section 13(a) of the Securities and Exchange Act of 1934.

3.	Obtain and review, at least annually, a report by the independent auditor describing:

a)	the independent auditor’s internal quality-control procedures; and

b)	any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the independent auditor, and any steps taken to deal with any such issues; and

c)	all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard 1.

4.	Take other appropriate actions as it may deem necessary to satisfy itself of the independent auditor’s independence, including engaging in a dialogue with the auditor with respect to any disclosed relationship or services that may impact the objectivity and independence of the auditor.

Accounting, Audit and Information Oversight:

5.	Consider, in consultation with the independent auditor, the audit scope and plan of the independent auditor and the Company’s internal audit staff.

6.	Review with management and the independent auditor at the completion of the annual audit and before the filing by the Company with the SEC of the Company’s annual report on Form 10-K for the period in question:

a)	the Company’s annual financial statements and related footnotes;

b)	the independent auditor’s audit of the financial statements and its report thereon;

c)	any audit problems or difficulties encountered by the independent auditor during the course of the audit, and management’s responses to those problems or difficulties;

d)	the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s annual report on Form 10-K; and

e)	any other matters related to the conduct of the audit that are to be communicated to the Audit Committee under generally accepted auditing standards.

7.	Review with management and the independent auditor, prior to the filing by the Company with the SEC of each quarterly report on Form 10-Q, the quarterly financial statements for the applicable fiscal quarter, including the Company’s corresponding disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained in such quarterly report.

3

8.	Discuss earnings press releases and other similar public announcements with management (prior to their issuance), which may consist of a general discussion of the types of earnings information to be disclosed and the manner of disclosure.

9.	Discuss with management financial information and earnings guidance to be provided to analysts and ratings agencies, which duty may be fulfilled in a general fashion by discussing with management the types of information and guidance that may be provided to analysts and rating agencies.

10.	Review any other relevant reports or financial information submitted by the Company to any governmental body or the public, including management certifications as required by the Sarbanes-Oxley Act of 2002 (Sections 302 and 906) and relevant reports rendered by the independent auditor (or summaries thereof).

11.	Prepare for inclusion in the Company’s annual meeting proxy statement, in consultation with management and legal counsel, the report of the Audit Committee required by the SEC’s rules and regulations.

Financial Reporting Processes, Controls and Policies:

12.	Ensure open communication among the independent auditor, management and the Board of Directors.

13.	Maintain an awareness of key financial reporting issues and regulatory and accounting initiatives, and review proposed or effective changes in financial reporting principles that affect or may affect the Company.

14.	Periodically review with management and the independent auditor:

a)	the adequacy and integrity of the Company’s financial reporting processes (both internal and external) and internal control structure, including disclosure controls; and

b)	any related significant findings and recommendations of the independent auditor, together with management’s responses.

15.	Review with the independent auditor on at least an annual basis:

a)	all critical accounting policies and practices applicable to the Company’s financial accounting and reporting;

b)	all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

c)	other material written communications between the independent auditor and management including, but not limited to, the management letter and schedule of unadjusted differences.

4

16.	Oversee the resolution of any disagreement between management and the independent auditor in the event that they arise.

17.	Establish procedures for:

a)	the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls and/or auditing matters; and

b)	the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Ethical Compliance, Legal Compliance, and Risk Management

18.	Periodically review with the Company’s counsel and management legal compliance matters including securities trading policies, and any other legal matter that could have a significant impact on the Company’s financial statements and reporting obligations.

19.	Periodically inquire of management and the independent auditor about the significant financial, accounting and other risks or exposures to the Company and assess the steps management has taken to minimize these risks, including an annual review of the Company’s insurance programs and risk assessment and risk management policies.

20.	Review and, if appropriate, approve all transactions between the Company or any of its subsidiaries and any related party. For purposes of this duty, the Audit Committee defines “related party” as (i) an affiliate of the Company or any of its subsidiaries; (ii) a trust for the benefit of employees, such as a pension or profit-sharing trust, that is managed by or under the trusteeship of Company management; (iii) a person or entity that beneficially owns or controls 20% or more of the Company’s outstanding voting stock; (iv) any director, member of management or key employee of the Company; (v) any immediate family member of a person who beneficially owns or controls 20% or more of the Company’s outstanding voting stock or of a director, member of management or key employee of the Company; (vi) any other person or entity that is in a position, directly or indirectly, to significantly influence the management or operating policies of the Company, or as is otherwise required to be disclosed pursuant to Item 404 of Regulation S-K.

Other Responsibilities:

21.	Establish policies for the hiring of employees and former employees of the independent auditor.

22.	Review this Charter at least annually and, if appropriate, recommend changes to the Board of Directors.

23.	Conduct a self-assessment on at least an annual basis of the purposes, duties and responsibilities set forth in this Charter to determine whether the Audit Committee is functioning effectively.

5

24.	Perform any other activities consistent with this Charter, the Company’s Bylaws and governing law as the Audit Committee or the Board of Directors deems necessary or appropriate.

Effective as of January 24, 2005.

Director and Chairman of the Audit Committee
of the Board of Directors

Chairman of the Board of Directors, President
and Chief Executive Officer

6

PROXY

WHITE ELECTRONIC DESIGNS CORPORATION

PROXY SOLICITED BY THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MARCH 10, 2005

     The undersigned hereby names, constitutes and appoints HAMID R. SHOKRGOZAR AND ROGER A. DERSE, and each of them, as proxies of the undersigned, with full power of substitution, to vote all shares of common stock of White Electronic Designs Corporation held of record by the undersigned as of the close of business on January 21, 2005 on behalf of the undersigned at the Annual Meeting of Shareholders to be held at 3601 East University Drive, Phoenix, Arizona 85034, on March 10, 2005 at 11:00 a.m. Mountain Standard time. This proxy shall also be valid for any adjournments thereof. This proxy authorizes Mr. Shokrgozar and Mr. Derse, and each of them, to vote on the matters set forth on the reverse side and more fully described in the accompanying Proxy Statement. This proxy hereby revokes any proxy previously given by the undersigned as to these matters.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF SHAREHOLDERS OF

WHITE ELECTRONIC DESIGNS

CORPORATION

March 10, 2005

Please date, sign and mail your proxy card	COMPANY NUMBER

in the envelope provided as soon as	ACCOUNT NUMBER

possible.	NUMBER OF SHARES

Please detach and mail in the envelope provided.

The Board of Directors recommends a vote FOR the following nominees and
ALL SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN FAVOR OF ALL NOMINEES UNLESS
OTHERWISE INDICATED.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect six directors of the Corporation.

NOMINEES
☐	FOR ALL NOMINEES

☐	WITHHOLD AUTHORITY
	FOR ALL NOMINEES	☐	Jack A. Henry		☐	Thomas J. Toy

☐	FOR ALL EXCEPT	☐	Paul D. Quadros		☐	Edward A. White

	(See instructions below)	☐	Thomas M. Reahard		☐	Hamid R. Shokrgozar

				FOR		AGAINST	ABSTAIN
2. To ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm of the Corporation and its subsidiary for the fiscal year ending October 1, 2005.				☐		☐	☐

3. To transact such other business as may properly come before the meeting or any adjournments thereof.				PLEASE VOTE, SIGN, DATE, AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the box next to each nominee for whom you wish to withhold your vote, as shown here: ☒

Signature of Shareholder Date:	Signature of Shareholder Date:

Note:	This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.